Exhibit 10.17

                             STOCK PLEDGE AGREEMENT

     FOR VALUE RECEIVED, Jerry L. Hellyer, St., residing at 10710 Compass Court, Indianapolis, Indiana 46256 ("Pledgor"), hereby transfers, assigns delivers, sets over, hypothecates and pledges to Multi-Link Telecommunications, Inc., a Colorado corporation ("Pledgee"), and grants a security interest to Pledgee in all of Pledgor's right, title and interest in, to those 150,000 shares of the capital stock of Pledgee owned by Pledgor and represented by stock certificate numbers _____ and _____ (the "Pledged Stock"), together with all certificates representing the Pledged Stock and all cash, securities, dividends, interest and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock, and all securities hereafter delivered to Pledgor in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such securities, together with all cash, securities, interest, dividends and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing, and any and all "proceeds" (as such terms is defined in Section 9-306 of the Colorado Uniform Commercial Code, as amended (the "Code")) thereof (all of the foregoing being referred to herein collectively as the "Collateral"), to secure the performance and payment when due of all of Pledgor's obligations owing Pledgee under the Promissory Note (the "Note") of even date herewith in the original principal amount of Three Hundred Thousand Dollars ($300,000), including, without limitation, all obligations of Pledgor for the payment of principal and interest on (including, without limitation, interest accruing after the Maturity Date, as defined in the Note, and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to Pledgor whether a claim for post-filing or post-petition interest is allowed in such proceeding) the Note and all other obligations and liabilities of Pledgor to Pledgee, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Note, this Agreement and any other document made, delivered, or given in connection therewith or herewith (including, without limitation, a Loan Agreement of even date herewith between the parties hereto) whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all reasonable fees and disbursements of counsel to Pledgee that are required to be paid by Pledgor to Pledgee pursuant to the Note, the Loan Agreement or this Agreement) or otherwise (the "Obligations").

     1. Delivery of Share Certificates. Concurrently herewith, and subject to the terms and conditions of this Agreement, Pledgor shall deliver to Pledgee (a) the original share certificates or other instruments or documents evidencing the Pledged Stock, together with appropriate stock powers or other instruments of assignment endorsed in blank, and (b) an Irrevocable Proxy, duly executed by Pledgor, with respect to the Pledged Stock in the form attached hereto as Exhibit A (the "Proxy").


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     2.  Representations  and  Warranties.  Pledgor  represents  and warrants to
Pledgee that:

     (a) Pledgor has the right to transfer the Pledged Stock to Pledgee as collateral pursuant to the terms of this Agreement, free of any encumbrances.

     (b) Pledgor owns no securities issued directly or indirectly by Pledgee excepting only the Pledged Stock;

     (c) The pledge of and the grant of the security interest in the Collateral, as provided for in this Agreement, and the delivery of the certificates evidencing the Pledged Stock are effective to vest in Pledgee a valid and perfected first priority security interest, superior to the rights of any other party, in, to and under the Collateral as set forth herein;

     (d) Pledgor has and will maintain at all times full and absolute title to and ownership of the Collateral, free of all security interests, liens, encumbrances, charges, claims of third parties and rights of set-off or recoupment, excepting only the security interest granted pursuant to this Agreement, and has good right to pledge the Collateral and to subject the Collateral to the pledge and security interest herein granted.

     3. Voting. So long as there has occurred no Event of Default (as such term is hereinafter defined), Pledgor will have the right to exercise all voting rights with respect to the Pledged Stock, if any. Upon and during the continuance of an Event of Default, Pledgee may vote the Pledged Stock pursuant to the Proxy.

     4. Stock Dividends. In the event any additional shares are issued to Pledgor as a stock dividend on any of the Pledged Stock, as a result of any split of the Pledged Stock by reclassification or otherwise, such additional shares will be immediately delivered to Pledgee and will be subject to this Agreement as a part of the Collateral to the same extent as the original Collateral.

     5. Covenants. Pledgor covenants and agrees that from and after the date hereof and until the Obligations are fully satisfied, or the Collateral is otherwise released and delivered to Pledgor:

     (a) Without the prior written consent of Pledgee, Pledgor will not: (i) sell, assign, transfer, exchange, convert or otherwise dispose of, or grant any option with respect to, the Collateral, unless concurrently therewith the transferee in any such instance acknowledges this pledge and subjects its interest in the Collateral or in any new or substitute securities issued in exchange therefor to the interest of Pledgee created by this Agreement; or (ii) take any other action with respect to any of the Collateral that would impair the interest or rights of Pledgee or Pledgor in, to or under any of the Collateral;



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     (b)  Without the prior written consent of Pledgee, Pledgor will not vote to enable the Company to, or will not otherwise permit the Company to, nor shall the Company issue any stock or other securities of any nature in addition to or in exchange or substitution for the Pledged Stock;

     (c) Without the prior written consent of Pledgee, Pledgor will not create, incur or permit to exist any lien with respect to any of the Collateral, or any interest therein, except for the lien provided under this Agreement, and Pledgor will pay prior to delinquency all taxes and assessments against any of the Collateral and will take any and all action necessary to remove any such lien; and

     (d) Pledgor will, at Pledgor's expense, duly and promptly execute and delivery any and all further instruments and documents and take such further action as Pledgee may deem reasonably necessary to perfect and continue perfected the lien created by this Agreement, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code, and Pledgor also hereby authorizes Pledgee to fileany such financing statement or continuation statement without the signature of Pledgor to the extent permitted by applicable law.

     6. Pledgee Appointed Attorney-in-Fact. Pledgor hereby appoints Pledgee Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in Pledgee's discretion, reasonably exercised, upon the occurrence of an Event of Default, to take any action and to execute any instrument which Pledgee reasonably may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to Pledgor representing any dividend or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same. This appointment is coupled with an interest and shall be irrevocable until payment in full and performance of the Obligations.

     7. Reasonable Care. Pledgee shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which Pledgee accords its own property; it being understood that, so long as Pledgee exercises reasonable care in the custody of the Pledged Stock as above noted, Pledgee shall not have any responsibility for: (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not Pledgee has or is deemed to have knowledge of such matters; (b) taking any necessary steps to preserve rights against any parties with respect to any Collateral; or (c) failing to perform any act pursuant to a discretionary power with respect to the Collateral conferred upon Pledgee under this Agreement.


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     8. Private Sales.

     (a) Pledgor recognizes that Pledgee may be unable to effect a public sale of any or all of the Pledged Stock by reason of certain prohibitions contained in applicable federal and state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. Pledgee shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit Pledgee to register such securities for public sale under applicable federal or state securities laws, even if Pledgee would agree to do so.

     (b) Any sale by Pledgee of any of the Pledged Stock shall require five (5) business days' prior notice to Pledgor providing reasonable details with respect to such sale or, as the case may be, the procedures for such sale (it being agreed that such notice may run concurrently with any other notice required by law or hereunder).

     (c) Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this
          Section 8 valid and binding and in compliance with any and all other applicable requirements of law.

     9. Limitation on Duties Regarding Collateral. Pledgee's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Pledgee deals with similar securities and property for its own account. Neither Pledgee nor any of its directors, officer, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral upon the request of Pledgor or otherwise.

     10. Events of Default/Remedies. Default in the payment when due or performance of the Obligations, or breach by Pledgor of any covenant, provision or term of this Agreement shall constitute a breach by Pledgor of, and a default under, this Agreement ("Event of Default").

     Upon the occurrence of an Event of Default, Pledgee may, itself or through one or more nominees, at its option:

     (a) Exercise all rights and remedies of a Pledgee and secured party allowed by applicable law;



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     (b)  Cause the Pledged Stock to be registered in the name of Pledgee or its nominee or cause new certificates evidencing the Pledged Stock to be issued; and

     (c) Exercise all voting and corporate rights at any meeting of Pledgee, or otherwise, and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any Pledged Stock as if it were the absolute owner thereof.

     11. Waiver: Amendment. All rights and remedies of Pledgee expressed herein are in addition to all other rights and remedies possessed by it. No delay on the part of Pledgee in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action of Pledgee permitted hereunder shall impair or affect the rights of Pledgee in, to and under the Collateral.

     None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Pledgee.

     12. Termination. Upon full satisfaction of the Obligation and the other obligations of Pledgor hereunder, or on such earlier date that Pledgee voluntarily releases the Collateral to Pledgor, Pledgee shall promptly cause to be redelivered to Pledgor certificates representing the Pledged Stock and this Agreement shall terminate forthwith.

     13. Successors and Assigns. This Agreement and all obligations of Pledgor hereunder shall be binding upon Pledgor and its successors and assigns and shall inure to the benefit of Pledgee and its successors and assigns.

     14. General. This Agreement shall be governed by the laws of the State of Colorado. Any action or proceeding seeking to enforce any provision of this Agreement shall be brought in the courts of the State of Colorado and Pledgor consents to the jurisdiction of such courts and waives any objection to venue laid therein. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under any such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     15. Notice. All notices, requests, consents and other communications hereunder ("Notice") shall be in writing and shall be deemed to have been given
(a) if mailed, the date of receipt of such Notice when sent via first class United States registered mail, return receipt requested, postage prepaid to the address listed below for the party to whom the Notice is being sent ("Notice Party"); (b) if hand delivered or delivered by courier, upon actual delivery of such Notice to the Notice Party at the address listed below for such Notice Party; or (c) if sent by facsimile, on the first business day after the date of the sender's receipt of a confirmed transmission of such Notice to the Notice Party at the facsimile number, if any, listed below for such Notice Party provided the party giving such Notice mails a copy of such Notice within two days after the transmission of such Notice by facsimile to the Notice Party. The


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addresses and facsimile numbers for each party to this Agreement, as of the date hereof, are:


              If to Pledgor:  Jerry L. Hellyer, Sr.
                              10710 Compass Court
                              Indianapolis, Indiana 46256

              With a copy to: Sommer & Barnard, PC
                              Attn:  Jerald I. Ancel
                              4000 Bank One Tower
                              111 Monument Circle
                              Indianapolis, Indiana 46204
                              Facsimile No.:  317/236-9802

              If to Pledgee:  Multi-Link Telecommunications, Inc.
                              Attn:  Nigel Alexander
                              4704 Harlan Street
                              Denver, Colorado 80212
                              Facsimile No.:  303/313-2001

              With a copy to: Otten, Johnson, Robinson, Neff & Ragonetti, PC
                              Attn:  Blair L. Lockwood
                              950 Seventeenth Street, 16th Floor
                              Denver, Colorado 80202
                              Facsimile No.:  303/825-6525

Any party may change its address or facsimile number by providing written notice, in accordance with the foregoing provisions of this Section 11, to each other party of such change.

     Executed and delivered as of this 17th day of November, 1999.

                                      "PLEDGOR"


                                      /s/ Jerry L. Hellyer, Sr.
                                      -----------------------------------------
                                      Jerry L. Hellyer, Sr.




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                                    EXHIBIT A

                                IRREVOCABLE PROXY

     Jerry L. Hellyer, Sr., an Indiana resident ("Hellyer"), the owner of record of 150,000 shares of the outstanding common stock (the "Shares"), of Multi-Link Telecommunications, Inc., a Colorado corporation ("Multi-Link"), hereby constitutes and irrevocably appoints Shawn B. Stickle and Nigel V. Alexander, and each of them, as his proxies to attend meetings of the shareholders of Multi-Link that may be held between the date hereof and the date of payment in full of all obligations of Hellyer to Multi-Link, under the Stock Pledge Agreement and the Note, as described below, or any continuation or adjournment thereof, with full power to vote and act for Hellyer (including consent to action in lieu of a meeting) to the same extent that Shawn B. Stickle and Nigel
V. Alexander were present, giving to Shawn B. Stickle and Nigel V. Alexander, and each of them, and any substitute, full power of substitution. Multi-Link and its Secretary shall be entitled to consider this Proxy to be effective upon receipt of (i) a written statement of any holder of this proxy regarding the continued effectiveness of this Proxy, notwithstanding any notice from any person to the contrary and (ii) a written notice that an Event of Default has occurred and is continuing with respect to the Stock Pledge Agreement and related Note referred to below.

     This Proxy is given by Hellyer in connection with that certain Stock Pledge Agreement of even date herewith (as hereafter amended, modified or supplemented, the "Stock Pledge Agreement") and related Note of even date herewith, by and among Hellyer and Multi- Link and shall be deemed a part of such Stock Pledge Agreement, which is incorporated herein by this reference. This Proxy is coupled with an interest, shall be irrevocable, and shall continue in effect so long as the Stock Pledge Agreement (or any modification or substitution thereof) shall be in effect. Capitalized terms used herein shall have the meanings ascribed to them in the Stock Pledge Agreement.

     Unless and until an Event of Default shall occur and be continuing, the rights granted pursuant to this Proxy shall be inchoate and the undersigned shall have full power to attend meeting and vote the Shares in his discretion. Any and all proxies previously granted are hereby revoked.

     Dated this _____ day of November, 1999.


                                             ----------------------------------
                                             Jerry L. Hellyer, Sr.


                                       A-1